UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2015

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue

Los Angeles, California  90025

(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Incremental Term Loans under the First Lien Credit and Guaranty Agreement

On April 30, 2015, Radnet Management, Inc. (the “Borrower”), a wholly owned subsidiary of RadNet, Inc. (the “Company”), entered into a Joinder Agreement (the “Joinder Agreement”) by and among the Borrower, the Company, certain subsidiaries and affiliates of the Borrower (the “Subsidiary Guarantors”), and Barclays Bank PLC (“Barclays”), as incremental term loan lender, administrative agent and collateral agent. The Joinder Agreement provides for, among other things, the borrowing of an additional $75.0 million of incremental first lien term loans under the Credit and Guaranty Agreement, dated as of October 10, 2012 (as amended by the First Amendment Agreement, dated as of April 3, 2013, and by the Second Amendment Agreement, dated as of March 25, 2014), by and among the Borrower, the Company, the Subsidiary Guarantors, Barclays, and certain other lenders (as amended, the “First Lien Credit Agreement”).

The incremental first lien term loans which are provided for under the Joinder Agreement shall bear the same interest rate as the rate currently payable on the existing term loans under the First Lien Credit Agreement, which rate per annum is (a) the adjusted LIBOR rate plus 3.25% or (b) the base rate plus 2.25%. As applied to the first lien tranche B term loans, the adjusted LIBOR rate has a minimum floor of 1.0%. In addition, the Borrower has paid certain customary fees in connection with obtaining this financing.

The other material terms of the First Lien Credit Agreement remain unchanged and are described in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 12, 2012, the Current Report on Form 8-K filed with the SEC on April 4, 2013, the Current Report on Form 8-K filed with the SEC on March 31, 2014 and in the Company’s Annual Report on Form 10-K filed with the SEC on March 17, 2015 for the fiscal year ended December 31, 2014. A copy of the Joinder Agreement is attached as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Joinder Agreement is qualified in its entirety by reference to the full text of the exhibit.

On April 30, 2015, the Company issued a press release regarding the transactions contemplated by the Joinder Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Joinder Agreement, dated as of April 30, 2015, by and among Barclays Bank PLC, RadNet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet Management, Inc. and Barclays Bank PLC as administrative agent and collateral agent

99.1	Press Release dated April 30, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2015	RadNet, Inc.

	By:	/s/ Mark Stolper
	Name:	Mark Stolper
	Title:	Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Joinder Agreement, dated as of April 30, 2015, by and among Barclays Bank PLC, RadNet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet Management, Inc. and Barclays Bank PLC as administrative agent and collateral agent

99.1	Press Release dated April 30, 2015

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